UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York		10055
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Share Repurchase

On May 19, 2011, BlackRock, Inc. (“BlackRock” or the “Company”) entered into a stock repurchase agreement (the “Stock Repurchase Agreement”) with Merrill Lynch & Co., Inc. (“Merrill Lynch”) and Merrill Lynch Group, Inc. pursuant to which BlackRock agreed to purchase 13,562,878 shares of its Series B Convertible Participating Preferred Stock (“Series B Preferred Stock”) from Merrill Lynch, representing all Series B Preferred Stock beneficially owned by Merrill Lynch and its affiliates, for an aggregate purchase price of approximately $2.545 billion. Closing of the repurchase is subject to customary closing conditions. BlackRock expects to fund the repurchase with cash on hand, borrowings under its existing commercial paper program and the issuance of medium-term and long-term debt. In connection with the signing of the repurchase agreement, BlackRock has agreed that Thomas K. Montag, Merrill Lynch’s current designee to BlackRock’s board of directors, will continue on BlackRock’s board, subject to future review by the board.

The foregoing summary of the Stock Repurchase Agreement is qualified by reference to the full text of the Stock Repurchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Company issued a press release on May 19, 2011 announcing the share repurchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Increase of Commercial Paper Program Capacity

On May 13, 2011, BlackRock’s board of directors approved an increase in the maximum amount that may be borrowed under its existing commercial paper program (which program was previously described in BlackRock’s Current Report on Form 8–K, filed on October 20, 2009) from $3.0 billion to $3.5 billion. The dealer agreements with each of Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Banc of America Securities LLC, as dealers, remain in effect. No commercial paper notes are currently outstanding under BlackRock’s commercial paper program.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the increase in the size of BlackRock’s commercial paper program is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Share Repurchase Agreement, dated as of May 19, 2011, among BlackRock, Inc., Merrill Lynch & Co., Inc. and Merrill Lynch Group, Inc.

99.1	Press Release issued by the Company on May 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ Daniel R. Waltcher
Daniel R. Waltcher
Managing Director and Deputy
General Counsel

Date: May 19, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Share Repurchase Agreement, dated as of May 19, 2011, among BlackRock, Inc., Merrill Lynch & Co., Inc. and Merrill Lynch Group, Inc.

99.1	Press Release issued by the Company on May 19, 2011.